UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2011

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussion and Performance Summaries	5

Schedule of Investments	26

Financial Statements	36

Financial Highlights	40

Notes to the Financial Statements	46

Report of Independent Registered Public Accounting Firm	60

Other Information	61

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest heavily in investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 40+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■ Access to markets across the world
■ Disciplined approach to stock selection
■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental
International Equity Funds

Market Review

Overall, international equities declined during the 12-month period ended October 31, 2011 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of -4.08%.* The modest decline masks the dramatic ups and downs experienced in the international equity markets during the Reporting Period, as views on the European sovereign debt crisis and the state of the global economy shifted.

The first months of the Reporting Period generally reflected bullish investor sentiment on a global economic recovery. In anticipation of growing demand, commodity prices overall rose. Copper futures prices in December 2010 surpassed previous peak levels in 2006, while oil prices climbed back over $90 per barrel, a high for the calendar year and a level not seen since late 2008. As a result, the materials and energy sectors made strong gains. The trend continued into the beginning of 2011, with oil prices, measured by the Brent Crude Index, reaching almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across the North Africa and Middle East region.

Beginning in March, investor enthusiasm began to wane, as the European sovereign debt crisis took a turn for the worse following an inconclusive Eurozone summit, a further downgrade of Portugal’s debt by Standard & Poor’s to BBB-, and news that Greece had failed to meet its deficit targets. In addition, the Japanese equity market suffered a sharp decline in March following the devastating earthquake and tsunami that caused a nuclear power crisis in the country. Also in the month of March, Japanese production suffered its greatest fall since 1953 (when records were first kept), and supply chains around the world were heavily disrupted. As a result of this weaker economic data, the Bank of Japan reduced its growth forecast for the fiscal year by a percentage point to 0.6%. Brent crude oil prices peaked at $126 per barrel in April 2011 and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown dominated international developed equity market performance during the second half of the Reporting Period. Prospects of a default by Greece and the lack of agreement on a solution amongst European leaders weighed heavily on European markets. In the U.S., financial stocks bore the brunt of both the political standoff over raising the debt ceiling to avoid default and Standard & Poor’s subsequent historic downgrade of U.S. debt from AAA. In September, the U.S. Federal Reserve Board announced a plan for additional monetary easing that further fueled concerns over the economic outlook. Indeed, weakness in the third calendar quarter was broad-based and pushed many international equity markets into negative territory year-to-date through September 30, 2011. Expectations of weaker demand from a slowing global economy drove many commodity prices down, including that of oil, which declined to $79.20 per barrel — its lowest close since the end of September 2010. As a result, the materials and energy sectors gave up earlier gains, and more defensive sectors, such as consumer staples, utilities and telecommunication services, fared significantly better than cyclical, economically-sensitive sectors. Financials stocks, particularly banks, were heavily penalized for the sovereign debt issues in Europe and the U.S.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Following the steep declines of the third calendar quarter, international developed market equities rallied back forcefully in October, largely on optimism that European leaders would work out a solution to the sovereign debt crisis at a summit late in the month. In fact, the outcome of the summit was an agreement to 1) have private sector Greek bondholders accept a 50% write-down; 2) further shore up European banks’ capital; and 3) expand the scope of the European Financial Stability Facility (EFSF). (The EFSF was created by the euro-area member states following the decisions taken on May 9, 2010. The EFSF’s mandate is to safeguard financial stability in Europe by providing financial assistance to euro-area member states.) On October 31, however, Greek Prime Minister George Papandreou shocked other European leaders and the financial markets by calling for a popular referendum on the debt plan proposal, which could threaten the agreement. While the MSCI EAFE Index advanced a robust 9.64% for October, the markets lost a great deal of the month’s earlier gains both on this announcement and on Japan’s same-day decision to push the yen lower.

For the Reporting Period overall, energy stocks were among the best performers in the MSCI EAFE Index, reflecting rising oil prices during the first half of the Reporting Period. Consumer staples and health care, traditionally defensive sectors, also fared well as investor sentiment turned more cautious during the second half of the Reporting Period on concerns over the European sovereign debt crisis and slowing global economic growth. European bank stocks were the primary contributor to the significant decline in the financials sector during the Reporting Period. Within financials, non-euro-based countries, such as the U.K., Australia and Switzerland, were among the strongest equity markets, while Italy and Spain were among the weakest. Utilities, though traditionally considered a defensive sector, was the worst performing sector in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

Despite the global equity markets’ focus during the Reporting Period on daily economic data points and political solutions, we continued and intend to continue to focus on companies that we believe have strong balance sheets and robust levels of free cash flow. In our view, these critical ingredients separate long-term winners from the rest of the market. While recent investments in the Funds’ portfolios do not mark an overhaul to our overall strategy, they embody our commitment to delivering strong and competitive risk-adjusted returns to our shareholders over time.

Amidst the volatility seen during the Reporting Period, many investors fled to perceived safe havens, as defensive sectors and gold fared comparatively well. We recognize the ongoing macro headwinds — political uncertainty, European sovereign debt concerns and weak global growth worries, reflected in recently downgraded Gross Domestic Product (GDP) forecasts across many countries. However, it is because of these macro concerns that we believe fundamental analysis is ever more critical in selecting companies that exhibit characteristics of what we consider to be a quality company. Among other features, we seek companies with high returns on invested capital, sustainable competitive advantages and shareholder friendly management teams. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -10.89%, -11.46%, -11.55%, -10.53%, -10.96% and -10.80%, respectively. These returns compare to the -4.08% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Carlsberg, Nippon Paper Group and Sony.

Danish brewing company Carlsberg was the biggest detractor from the Fund’s results during the Reporting Period. Shares of Carlsberg were hurt by a lowered earnings outlook for 2011 based on near-term weakness in its Russian market, where higher taxes have impacted beer consumption. In addition, investor risk aversion due to uncertainty in the markets and dampened global consumer sentiment, coupled with news of a poor quality barley harvest, put pressure on profitability from the company’s Western European markets. In response to these developments and to mitigate near-term risks, we reduced the Fund’s position in the company by the end of the Reporting Period, though we continue to monitor its outlook closely.

Nippon Paper Group is the largest paper maker in Japan. We purchased this stock for the Fund because we believed the positive effect from a sales price hike of paper product scheduled in the latter half of the company’s fiscal year was not reflected in its share price. However, in early October, the company’s earnings forecast was revised downward due primarily to an impairment loss in its equity-method subsidiary in China. (An impairment loss is a special, nonrecurring charge taken to write down an asset with an overstated book value. Generally an asset is considered to be value-impaired when its book value exceeds the future net cash flows expected to be received from its use. An impairment write-down reduces an overstated book value to fair value.) Although the downward earnings revision caused Nippon Paper Group’s share price to decline, our expectation for a sales price hike remained unchanged. In addition, we believe the stock remained attractively valued.

The weak performance of Sony, a Japanese electronic appliances company, was attributable to growing concerns related to the global macro economy and to appreciation of the yen. In its core consumer electronics business, an operating loss in its LCD (liquid crystal display) television segment was reported in the first quarter of the calendar year, which disappointed investors. We continued to hold the stock because at the end of the Reporting Period we believed its valuation was attractive when considering its stable cash flows from its contents businesses, such as picture, music and game.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Tullow Oil, Aeon and Safran.

U.K.-based Tullow Oil, an oil and gas exploration and production company, was the greatest contributor to the Fund’s relative performance during the Reporting Period. Shares of the company increased after the oil discovery made by its Zaedyus exploration well in offshore French Guiana. Tullow has built a strong acreage position in South America, and we believe this discovery could mark the start of a significant and potentially transformational long-term exploration and appraisal campaign in the region.

The Fund’s position in Aeon, a Japanese retail chain store operator, also contributed strongly to performance during the Reporting Period. Aeon’s shares performed well due to expectations of better than consensus second fiscal quarter results. The company’s sales momentum improved during the Reporting Period, and we believe upward revision for full year guidance is likely to be announced.

PORTFOLIO RESULTS

French aerospace company Safran’s shares were positively affected by the Paris Airshow in June 2011, as the company demonstrated strong order books and new orders for planes. In our view, the announcement that CFM International, a joint venture between GE Aviation and Safran, would remain the sole engine option on the new Boeing narrow body plane further positively impacted Safran’s shares. The company also benefited after a new Airbus narrow body plane was introduced, for which Safran garnered a series of orders.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were information technology, industrials, health care and utilities, where stock selection in each of these sectors weighed negatively on performance. From an industry perspective, the biggest detractors from the Fund’s relative results during the Reporting Period were air freight and logistics, beverages and biotechnology. Stock selection in each of these three industries weighed negatively on Fund performance during the Reporting Period. The Fund’s cash position held during the Reporting Period also detracted from its results.

The sectors that contributed most to the Fund’s performance relative to the MSCI Index were financials and consumer discretionary, due primarily to effective stock selection in each. The Fund’s underweighted position in the financials sector, which lagged the MSCI Index, also contributed positively to its results. The industries that contributed most to the Fund’s performance relative to the MSCI Index were media, food and staples retailing and commercial banks. Stock selection in the media and food and staples retailing industries was effective during the Reporting Period. The Fund’s overweighted position in the media industry and underweighted allocation to the food and staples retailing and commercial banks industries also contributed positively to relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were Japan, the United Kingdom and the Netherlands. The Fund’s overall positioning in France, Germany and Spain contributed most positively to its returns relative to the MSCI Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Nissan Motor, Scania and Victrex, as we believed these are quality companies with attractive valuations.

Japan-based Nissan Motor manufactures and markets automobiles, light trucks and related parts. The company has overseas production bases in the U.S., the U.K. and Mexico. Nissan Motor also provides financing services and produces industrial motor vehicles such as towing tractors and forklifts. We invested the Fund in the company on expectations of earnings upward revision supported by strong global sales volume growth, solid mid-term growth prospects based on what we consider rational growth strategies by good top management, and what we believe is an attractive valuation compared to its peers.

We established a position in Sweden-based Scania as we have a favorable long-term view of the company. Scania develops, produces and markets large trucks, buses and coaches. The company has manufacturing facilities in Europe and Latin America. Scania operates a network of workshops and part distribution centers in many countries throughout the world. The company also makes industrial and marine engines for boats, electrical generators, earthmoving machines and harvesters. Our positive long-term view on the company is based on the fact that it has managed to demonstrate strong returns through its history as an efficient producer of premium- priced heavy trucks. Margins and returns remained robust during the last downturn and the fundamentals of the business were stronger during the Reporting Period than they were in 2008, giving us a degree of comfort over the company’s prospects ahead. In addition, we were impressed with the management team’s control of costs through headcount reductions while still trying to maintain future growth.

PORTFOLIO RESULTS

We added Victrex, a U.K.-based producer of high performance polymers, on valuation grounds, seeking to take advantage of its low share price after the stock market sell-off during the Reporting Period. We believe the nature of its niche product should allow the company to take market share even in a weak economic environment.

During the Reporting Period, we sold out of the Fund’s position in Swiss-based materials company Syngenta, as the agricultural chemical company’s stock had performed well and we opted to take profits.

We eliminated the Fund’s position in Henkel, a German consumer staples company, because of increased concerns of slowing industrial activity. We felt such slowing industrial activity would particularly impact Henkel’s adhesive division, which accounts for approximately half of the company’s profits.

We exited the Fund’s position in Dutch telecommunications company KPN due to news that impacted our original investment thesis. Specifically, we sold the Fund’s position in KPN based on announcements that the competitive landscape would be changing in the Dutch mobile phone market, a market in which KPN had a dominant market share. We were also concerned about pressures on KPN’s revenue as Dutch consumers seemed to be moving away from “out-of-bundle” short message services and voice usage in favor of free smartphone applications, such as e-mail or instant messaging.

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Sweden, Switzerland and Hong Kong and less exposure to Spain, Germany, Singapore and Australia relative to the MSCI Index.

From a sector allocation perspective, the Fund had an overweight position relative to the MSCI Index in energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in consumer staples, telecommunication services and industrials and rather neutral positions relative to the MSCI Index in utilities, financials, consumer discretionary, health care, information technology and materials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
November 1, 2010–October 31, 2011	(based on NAV)[1]	(net, unhedged)[2]

Class A	-10.89%	-4.08%
Class B	-11.46	-4.08
Class C	-11.55	-4.08
Institutional	-10.53	-4.08
Service	-10.96	-4.08
Class IR	-10.80	-4.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-18.66%	-7.33%	1.19%	3.21%	12/01/92
Class B	-18.79	-7.33	1.20	1.31	5/01/96
Class C	-15.46	-6.98	1.06	-0.30	8/15/97
Institutional	-13.61	-5.91	2.23	2.62	2/07/96
Service	-14.04	-6.38	1.71	1.99	3/06/96
Class IR	-13.88	N/A	N/A	-5.19	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.48%	1.61%
Class B	2.23	2.36
Class C	2.23	2.36
Institutional	1.08	1.21
Service	1.58	1.71
Class IR	1.23	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Rio Tinto PLC	2.8%	Materials	United Kingdom
Nissan Motor Co. Ltd.	2.8	Automobiles & Components	Japan
Novartis AG (Registered)	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	2.6	Banks	United Kingdom
Mitsubishi UFJ Financial Group, Inc.	2.4	Banks	Japan
Bayer AG (Registered)	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Scania AB Class B	2.3	Capital Goods	Sweden
Admiral Group PLC	2.2	Insurance	United Kingdom
Victrex PLC	2.2	Materials	United Kingdom
Vodafone Group PLC	2.1	Telecommunication Services	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	-10.89%	-5.63%	2.20%	3.90%
Including sales charges	-15.80%	-6.69%	1.62%	3.59%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	-11.46%	-6.32%	1.65%	1.78%
Including contingent deferred sales charges	-15.89%	-6.69%	1.65%	1.78%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-11.55%	-6.33%	1.51%	0.21%
Including contingent deferred sales charges	-12.43%	-6.33%	1.51%	0.21%

Institutional (Commenced February 7, 1996)	-10.53%	-5.26%	2.67%	3.08%

Service (Commenced March 6, 1996)	-10.96%	-5.73%	2.16%	2.46%

Class IR (Commenced August 31, 2010)	-10.80%	N/A	N/A	1.30%

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -1.97%, -2.71%, -2.68%, -1.59%, -2.05% and -1.72%, respectively. These returns compare to the -1.92% average annual total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance of that of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Iluka Resources, POSCO Chemtech and Y G-1.

Australia-based Iluka Resources was the top contributor to the Fund’s performance during the Reporting Period. The company is a major mineral sands producer of commodities such as zircon, used in tiles and other ceramics, and titanium dioxide, used to create white pigment. We had established a Fund position in this company as we believed that years of low prices for these commodities were coming to an end. Further, as the poor pricing environment resulted in little or no new exploration or development, we believed the supply/ demand balance was going to significantly favor producers. This investment rationale proved successful during the Reporting Period, with Iluka Resources announcing sharp price improvements in commodities with limited supply in the near term.

South Korea-based POSCO Chemtech supplies refractory material and provides maintenance services to Korean steel maker POSCO. The stock outperformed during the Reporting Period as the market reacted positively to stronger than expected second fiscal quarter earnings. The company’s earnings visibility also helped support its stock price during the equity market volatility seen toward the end of the Reporting Period.

Another South Korea-based company, Y G-1, also contributed positively to the Fund’s performance during the Reporting Period. Y G-1, a manufacturer of end mill, drill and cutting tools, outperformed as its earnings momentum improved following a strong increase in new orders for cutting tools. Furthermore, there was an increased expectation that the company will be able to deliver strong operating margin improvements during the second half of 2011 based on an increase in average selling price early in the third calendar quarter.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were Italy-based UBI Bank and Banca Popolare di Milano and China-based China Yurun Food.

UBI Bank and Banca Popolare di Milano detracted from Fund results during the Reporting Period, as both Italian banks’ share prices were impacted by the European sovereign debt crisis. Indeed, the European sovereign debt crisis hurt European banks in general during the Reporting Period and Italian banks in particular.

China Yurun Food, one of the leading meat product manufacturers in China, announced solid results during the first half of 2011. However, its shares declined during the Reporting Period overall due to a series of negative news releases, including media reports on government subsidies received by the company and the quality of some of its products. Also, shorts placed on the stock put downward pressure on its share price and led to underperformance.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were materials, industrials, health care and energy, due primarily to effective stock selection in each. The Fund’s underweighted allocation to health care, which lagged the S&P Index during the Reporting Period, also contributed positively to performance, though to a more modest degree.

The biggest detractors from the Fund’s results during the Reporting Period were consumer staples, utilities and consumer discretionary, where stock selection hurt relative performance. The Fund’s overweighted allocation to consumer discretionary actually contributed modestly to performance, but such positioning was more than offset by challenging stock selection.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, strong stock selection in South Korea, the United Kingdom and Germany contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Italy, Japan and Switzerland.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies during the Reporting Period that we viewed as quality companies trading at attractive valuations. For example, we established a Fund position in Australia-based Ansell, a global healthcare solution provider with significant market share in industrial and medical gloves as well as in condoms. In our view, Ansell is well positioned to benefit as occupational health and safety directives boost demand for their products. The company is also executing a proprietary program aimed at analyzing the individual and customized needs of its clients while, at the same time, driving efficiencies across its manufacturing base. These factors, together with what we consider to be an attractive entry point from a valuation perspective, underpinned our decision to invest in Ansell.

We added U.K.-based Rotork to the Fund during the Reporting Period. With an asset-light business model, a strong brand name in the area of valve actuators and what we consider to be an impressive track record even in challenging economic conditions. Rotork ranks, in our view, among the best European engineering companies in terms of profitability and returns on capital. Following a meeting with its management, we became convinced that market concerns early in 2011 regarding a possible slowing in the company’s earnings momentum and profitability were unwarranted and had created a good buying opportunity in its stock.

We initiated a Fund position in Netherlands-based Imtech, a European-wide company specializing in electrical and mechanical engineering services for a diverse client base. Imtech’s share price came under pressure early in 2011 on concerns relating to increased levels of working capital. However, following discussions with the company’s management, we grew confident that these concerns were overdone. Indeed, in our view, the ability of the company to compete for more lucrative contracts using the strength of its balance sheet could be considered a point of comparative advantage. Its weak share price at the time of our discussions provided what we considered to be an attractive valuation point at which to buy shares in the company.

PORTFOLIO RESULTS

We exited the Fund’s position in Swiss-based Geberit, a company that has what we believe to be a strong and impressive track record in sanitary systems and piping solutions, a reputation that tends to be reflected in a relatively high valuation. Early in 2011, we became concerned that input costs were going to weigh on the company’s profit margins. As we felt the company’s valuation had become less attractive, we decided to sell out of the position.

German-based Adidas, the sports shoes, apparel and equipment company, sustained a span of outperformance during 2011, supported by strong revenue growth and progress in re-positioning the Reebok brand. The rise in the company’s share price led to valuation levels that we felt were a fair reflection of Adidas’ prospects and so we sold the Fund’s position.

Similarly, we eliminated the Fund’s position in U.K.-based Inchcape, an international distributor and retailer of automobiles, during the Reporting Period. As the market began to price in the improving operating profit margin that we had been forecasting for the company, we believed the company’s valuation fairly reflected its prospects.

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, Italy, the Netherlands, Ireland and China and less exposure to France, Switzerland, Spain, Hong Kong and Germany relative to the S&P Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in the consumer discretionary, information technology and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials and utilities and had a rather neutral position relative to the Index in industrials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund
as of October 31, 2011

PERFORMANCE REVIEW

		S&P Developed
	Fund Total Return	ex-US Small Cap
November 1, 2010–October 31, 2011	(based on NAV)[1]	Index (net)[2]

Class A	-1.97%	-1.92%
Class B	-2.71	-1.92
Class C	-2.68	-1.92
Institutional	-1.59	-1.92
Service	-2.05	-1.92
Class IR	-1.72	-1.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Developed ex-US Small Cap Index (net) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-US is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-11.05%	-4.98%	5.34%	3.61%	5/01/98
Class B	-11.22	-4.98	5.37	3.71	5/01/98
Class C	-7.52	-4.60	5.21	3.40	5/01/98
Institutional	-5.56	-3.49	6.44	4.58	5/01/98
Service	-5.93	-3.97	5.91	4.05	5/01/98
Class IR	-5.62	N/A	N/A	5.12	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.58%	1.86%
Class B	2.33	2.61
Class C	2.33	2.61
Institutional	1.18	1.46
Service	1.68	1.96
Class IR	1.33	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Ansell Ltd.	1.3%	Health Care Equipment & Services	Australia
Dufry AG (Registered)	1.2	Retailing	Switzerland
Rotork PLC	1.2	Capital Goods	United Kingdom
Millicom International Cellular SA SDR SDR	1.1	Telecommunication Services	Luxembourg
Lindt & Spruengli AG	1.1	Food, Beverage & Tobacco	Switzerland
Imtech NV	1.1	Capital Goods	Netherlands
Eurocommercial Properties NV CVA (REIT)	1.1	Real Estate	Netherlands
D’ieteren SA NV	1.1	Retailing	Belgium
Kerry Group PLC Class A	1.1	Food, Beverage & Tobacco	Ireland
MTU Aero Engines Holding AG	1.0	Capital Goods	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1998)
Excluding sales charges	-1.97%	-2.92%	6.32%	4.66%
Including sales charges	-7.36%	-4.01%	5.72%	4.23%

Class B (Commenced May 1, 1998)
Excluding contingent deferred sales charges	-2.71%	-3.63%	5.75%	4.33%
Including contingent deferred sales charges	-7.57%	-4.02%	5.75%	4.33%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	-2.68%	-3.64%	5.59%	4.01%
Including contingent deferred sales charges	-3.66%	-3.64%	5.59%	4.01%

Institutional (Commenced May 1, 1998)	-1.59%	-2.51%	6.82%	5.20%

Service (Commenced May 1, 1998)	-2.05%	-3.00%	6.28%	4.67%

Class IR (Commenced August 31, 2010)	-1.72%	N/A	N/A	12.47%

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -8.40%, -9.08%, -9.00%, -8.04%, -7.69% and -8.61%, respectively. These returns compare to the -4.08% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Carlsberg, Temenos Group and Swedish Orphan Biovitrum.

Danish brewing company Carlsberg was the biggest detractor from the Fund’s results during the Reporting Period. Shares of Carlsberg were hurt by a lowered earnings outlook for 2011 based on near-term weakness in its Russian market, where higher taxes have impacted beer consumption. In addition, investor risk aversion due to uncertainty in the markets and dampened global consumer sentiment, coupled with news of a poor quality barley harvest, put pressure on profitability from its Western European markets. In response to these developments and to mitigate near-term risks, we reduced the Fund’s position in the company by the end of the Reporting Period, though we continue to monitor its outlook closely.

Swiss-based information technology company Temenos Group was also a detractor from the Fund’s results during the Reporting Period. Its share price weakness was due primarily to investor concern that European banks would defer expenditures given the uncertainty related to the European sovereign debt crisis. We maintained a modest position in the company at the end of the Reporting Period, as we continued to believe that Temenos Group has compelling long-term prospects. In our view, Temenos Group maintained a strong position in the structurally growing market of packaged software solutions for banks, has the opportunity for margin expansion with low-margin implementation projects increasingly undertaken by partners, and has the advantage of significant exposure to emerging market growth.

Shares of pharmaceuticals company Swedish Orphan Biovitrum experienced weakness as its fiscal year results fell short of expectations. News of potentially stricter drug trial rules in Europe also weighed negatively on the stock as policy changes could delay product launches. We held the position at the end of the Reporting Period, continuing to monitor the situation and the development of the company’s product pipeline.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Safran, Remy Cointreau and Tullow Oil.

French aerospace company Safran’s shares were positively affected by the Paris Airshow in June 2011, as the company demonstrated strong order books and new orders for planes. In our view, the announcement that CFM International, a joint venture between GE Aviation and Safran, would remain the sole engine option on the new Boeing narrow body plane further positively impacted Safran’s shares. The company also benefited after a new Airbus narrow body plane was introduced, for which Safran garnered a series of orders.

PORTFOLIO RESULTS

French liquor manufacturer Remy Cointreau also contributed strongly to the Fund’s performance. During the Reporting Period, the company posted results that surpassed expectations as strong sales growth was driven by its premium products, most notably VSOP and XO qualities of Remy Martin cognac. At the end of the Reporting Period, we continued to like this company as its products are becoming more popular and affordable in regions such as Asia, Russia and the Middle East.

Shares of U.K.-based Tullow Oil, an oil and gas exploration and production company, increased after the oil discovery made by its Zaedyus exploration well in offshore French Guiana. Tullow has built a strong acreage position in South America, and we believe this discovery could mark the start of a significant and potentially transformational long-term exploration and appraisal campaign in the region.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were information technology, health care and utilities, where stock selection in each of these sectors weighed negatively on performance. The Fund’s underweighted allocation to utilities actually contributed to performance, but such positioning was more than offset by the detracting effect of challenging stock selection. From an industry perspective, the biggest detractors from the Fund’s relative results during the Reporting Period were air freight and logistics, software and beverages. Stock selection in each of these three industries weighed negatively on Fund performance during the Reporting Period.

The sectors that contributed most to the Fund’s performance relative to the MSCI Index were consumer discretionary and financials. In consumer discretionary, strong stock selection was the primary driver of performance. In financials, having an underweighted allocation to the poorly performing sector helped most. The industries that contributed most to the Fund’s performance relative to the MSCI Index were media, food and staples retailing and aerospace and defense. Stock selection in each of these industries was effective during the Reporting Period. The Fund’s overweighted position in the media and aerospace and defense industries and underweighted allocation to the food and staples retailing industry also contributed positively to relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were the United Kingdom, the Netherlands and Switzerland. Based on both effective individual stock selection and allocation positioning, France, Germany and Finland contributed most positively to the Fund’s returns relative to the MSCI Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Nissan Motor, Unilever and Victrex, as we believed these are quality companies with attractive valuations.

Japan-based Nissan Motor manufactures and markets automobiles, light trucks and related parts. The company has overseas production bases in the U.S., the U.K. and Mexico. Nissan Motor also provides financing services and produces industrial motor vehicles such as towing tractors and forklifts. We invested the Fund in the company on expectations of earnings upward revision supported by strong global sales volume growth, solid mid-term growth prospects based on what we consider rational growth strategies by good top management, and what we believe is an attractive valuation compared to its peers.

We established a position in British-Dutch multi-national diversified consumer goods manufacturer Unilever during the Reporting Period, as we believe the company has an impressive suite of quality products, pricing power, an improved business structure and exposure to high growth emerging markets.

PORTFOLIO RESULTS

We added Victrex, a U.K.-based producer of high performance polymers, on valuation grounds, seeking to take advantage of its low share price after the stock market sell-off during the Reporting Period. We believe the nature of its niche product should allow the company to take market share even in a weak economic environment.

During the Reporting Period, we exited the Fund’s position in Dutch telecommunications company KPN due to news that impacted our original investment thesis. Specifically, we sold the Fund’s position in KPN based on announcements that the competitive landscape would be changing in the Dutch mobile phone market, a market in which KPN had a dominant market share. We were also concerned about pressures on KPN’s revenue as Dutch consumers seemed to be moving away from “out-of-bundle” short message services and voice usage in favor of free smartphone applications, such as e-mail or instant messaging.

We eliminated the Fund’s position in U.K. pharmaceutical company GlaxoSmithKline, as it had been a significant outperformer during the Reporting Period, and we subsequently considered its stock as expensive relative to its large-cap pharmaceutical peers.

Similarly, we sold out of the Fund’s position in Swiss-based materials company Syngenta, as the agricultural chemical company’s stock had performed well and we opted to take profits.

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Switzerland, Finland and Sweden and less exposure to France and Australia relative to the MSCI Index.

From a sector allocation perspective, the Fund had an overweight position relative to the MSCI Index in the industrials sector at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, consumer staples, materials and telecommunication services and rather neutral positions relative to the MSCI Index in information technology, health care, utilities, energy and consumer discretionary.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
November 1, 2010–October 31, 2011	(based on NAV)[1]	(net, unhedged)[2]

Class A	-8.40%	-4.08%
Class B	-9.08	-4.08
Class C	-9.00	-4.08
Institutional	-8.04	-4.08
Class IR	-7.69	-4.08
Class R	-8.61	-4.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-16.66%	-10.63%	6/25/07
Class B	-16.90	-10.59	6/25/07
Class C	-13.30	-10.12	6/25/07
Institutional	-11.52	-9.11	6/25/07
Class IR	-11.19	-11.85	11/30/07
Class R	-12.05	-12.40	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.71%
Class B	2.20	2.46
Class C	2.20	2.46
Institutional	1.05	1.31
Class IR	1.20	1.46
Class R	1.70	1.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

HSBC Holdings PLC	2.3%	Banks	United Kingdom
Novartis AG (Registered)	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Bayer AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Rio Tinto PLC	1.9	Materials	United Kingdom
Vodafone Group PLC	1.9	Telecommunication Services	United Kingdom
Admiral Group PLC	1.8	Insurance	United Kingdom
Total SA	1.6	Energy	France
BP PLC	1.6	Energy	United Kingdom
Unilever NV CVA	1.4	Food, Beverage & Tobacco	Netherlands
Victrex PLC	1.4	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-8.40%	-7.62%
Including sales charges	-13.43%	-8.81%

Class B (Commenced June 25, 2007)
Excluding contingent deferred charges	-9.08%	-8.36%
Including contingent deferred charges	-13.62%	-8.78%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	-9.00%	-8.31%
Including contingent deferred charges	-9.91%	-8.31%

Institutional (Commenced June 25, 2007)	-8.04%	-7.29%

Class IR (Commenced November 30, 2007)	-7.69%	-9.81%

Class R (Commenced November 30, 2007)	-8.61%	-10.36%

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 83.9%
Finland – 1.0%
42,417	Nokian Renkaat OYJ (Automobiles & Components)	$1,553,578

France – 9.9%
19,400	Air Liquide SA (Materials)	2,504,877
35,600	BNP Paribas SA (Banks)	1,589,714
90,310	EDF SA (Utilities)	2,702,763
94,244	GDF Suez (Utilities)	2,655,109
24,068	Remy Cointreau SA (Food, Beverage & Tobacco)	1,971,698
52,074	Safran SA (Capital Goods)	1,700,531
61,871	Total SA (Energy)	3,228,258

		16,352,950

Germany – 5.6%
20,897	Allianz SE (Registered) (Insurance)	2,325,045
60,350	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,845,019
32,474	Kabel Deutschland Holding AG (Media)*	1,841,900
13,621	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	1,271,040

		9,283,004

Hong Kong – 3.5%
472,000	Hang Lung Properties Ltd. (Real Estate)	1,718,937
706,000	Sands China Ltd. (Consumer Services)*	2,121,663
140,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,927,629

		5,768,229

Italy – 3.6%
128,610	ENI SpA (Energy)	2,842,784
1,089,647	Intesa Sanpaolo SpA (Banks)	1,923,229
1,057,361	Telecom Italia SpA RSP (Telecommunication Services)	1,109,656

		5,875,669

Japan – 20.9%
134,100	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,281,990
448	Inpex Corp. (Energy)	2,957,733
124,600	JS Group Corp. (Capital Goods)	2,612,755
86,300	Komatsu Ltd. (Capital Goods)	2,133,751
208,000	Mitsubishi Electric Corp. (Capital Goods)	1,924,666
195,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,302,723
905,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,933,073
108,400	Nippon Paper Group, Inc. (Materials)	2,484,378
497,500	Nissan Motor Co. Ltd. (Automobiles & Components)	4,574,387
115,100	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,953,501
109,100	Sony Corp. (Consumer Durables & Apparel)	2,276,200
464,000	Tokyo Gas Co. Ltd. (Utilities)	1,998,134

		34,433,291

Netherlands – 2.6%
127,055	TNT Express NV (Transportation)	1,078,006
92,829	Unilever NV CVA (Food, Beverage & Tobacco)	3,204,797

		4,282,803

Sweden – 5.1%
222,684	Scania AB Class B (Capital Goods)	3,736,624
633,982	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,550,433
292,756	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	3,051,551

		8,338,608

Switzerland – 10.4%
44,008	Aryzta AG (Food, Beverage & Tobacco)	2,121,986
63,968	Julius Baer Group Ltd. (Diversified Financials)*	2,403,587
78,217	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,406,377
17,518	Sulzer AG (Registered) (Capital Goods)	2,041,717
157,610	UBS AG (Registered) (Diversified Financials)*	1,991,908
96,966	Weatherford International Ltd. (Energy)*	1,481,494
11,658	Zurich Financial Services AG (Insurance)	2,686,511

		17,133,580

United Kingdom – 21.3%
188,453	Admiral Group PLC (Insurance)	3,554,417
66,583	Anglo American PLC (Materials)	2,440,965
98,861	BG Group PLC (Energy)	2,143,703
489,365	HSBC Holdings PLC (Banks)(a)	4,269,861
42,364	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,543,190
55,579	Reckitt Benckiser Group PLC (Household & Personal Products)	2,852,855
376,788	Reed Elsevier PLC (Media)	3,225,616
84,815	Rio Tinto PLC (Materials)	4,588,399
2,024,616	Royal Bank of Scotland Group PLC (Banks)*	781,340
114,469	Tullow Oil PLC (Energy)	2,571,879

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

174,723	Victrex PLC (Materials)	$3,553,982
1,271,073	Vodafone Group PLC (Telecommunication Services)	3,529,370

		35,055,577

TOTAL COMMON STOCKS
(Cost $157,490,999)		$138,077,289

Exchange Traded Funds – 3.3%
Australia – 2.3%
158,921	iShares MSCI Australia Index Fund	$3,772,785

Other – 1.0%
39,404	Vanguard MSCI Emerging Markets	1,634,872

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,763,475)		$5,407,657

TOTAL INVESTMENTS – 87.2%
(Cost $163,254,474)		$143,484,946

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.8%		21,008,807

NET ASSETS – 100.0%		$164,493,753

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
CVA	—	Dutch Certification
RSP	—	Risparmio Shares

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	192	December 2011	$6,344,209	$(214,561)
FTSE 100 Index	36	December 2011	3,205,928	(81,189)
Hang Seng Index	11	November 2011	1,400,699	(20,425)
SPI 200 Index	76	December 2011	8,578,324	409,006

TOTAL				$92,831

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 96.3%
Australia – 7.4%
54,447	Ansell Ltd. (Health Care Equipment & Services)	$796,356
28,503	Aston Resources Ltd. (Materials)*	312,764
102,435	Atlas Iron Ltd. (Materials)	332,236
123,055	Boart Longyear Ltd. (Capital Goods)	410,605
158,791	Catalpa Resources Ltd. (Materials)*	287,258
52,520	Computershare Ltd. (Software & Services)	415,063
206,748	DUET Group (Utilities)	360,315
125,260	GPT Group (REIT)	413,395
13,654	Iluka Resources Ltd. (Materials)	226,994
48,525	Iress Market Technology Ltd. (Software & Services)	386,706
161,310	Mirabela Nickel Ltd. (Materials)*	277,362
133,444	Myer Holdings Ltd. (Retailing)	364,217

		4,583,271

Austria – 0.9%
6,256	Andritz AG (Capital Goods)	552,983

Belgium – 1.6%
5,922	Barco NV (Technology Hardware & Equipment)	320,227
11,786	D’ieteren SA NV (Retailing)	670,724

		990,951

Bermuda – 1.0%
104,675	Hiscox Ltd. (Insurance)	639,728

Canada – 10.8%
24,600	Alamos Gold, Inc. (Materials)	455,350
41,200	Bankers Petroleum Ltd. (Energy)*	219,072
74,600	Bellatrix Exploration Ltd. (Energy)*	346,524
13,000	Canadian Western Bank (Banks)	371,708
18,500	Celtic Exploration Ltd. (Energy)*	458,254
12,700	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	308,852
11,800	Enerflex Ltd. (Energy)	121,463
18,200	Evertz Technologies Ltd. (Technology Hardware & Equipment)	229,337
27,400	Groupe Aeroplan, Inc. (Media)	315,578
24,700	HudBay Minerals, Inc. (Materials)	270,603
22,100	IAMGOLD Corp. (Materials)	475,147
6,289	MacDonald Dettwiler & Associates Ltd. (Software & Services)	282,729
23,900	Major Drilling Group International (Materials)	319,626
26,000	Norbord, Inc. (Materials)*	228,503
18,200	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	383,446
24,700	Quadra FNX Mining Ltd. (Materials)*	284,976
75,600	Rubicon Minerals Corp. (Materials)*	306,420
12,900	ShawCor Ltd. Class A (Energy)	308,668
19,600	Toromont Industries Ltd. (Capital Goods)	367,715
35,300	Transglobe Apartment Real Estate Investment Trust (REIT)	405,857
21,100	Westjet Airlines Ltd. Class A (Transportation)	278,370

		6,738,198

China – 1.8%
84,000	China Yurun Food Group Ltd. (Food, Beverage & Tobacco)	145,799
385,000	Haitian International Holdings Ltd. (Capital Goods)	342,071
34,469	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	299,880
209,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	302,667

		1,090,417

Colombia – 0.4%
10,500	Petrominerales Ltd. (Energy)	277,050

Finland – 1.0%
16,193	Nokian Renkaat OYJ (Automobiles & Components)	593,090

France – 4.8%
3,317	Arkema SA (Materials)	225,420
15,301	Cap Gemini SA (Software & Services)	585,498
12,297	Compagnie Generale de Geophysique- Veritas (Energy)*(a)	268,682
11,193	Eutelsat Communications (Media)	460,951
6,066	Fonciere Des Regions (REIT)	447,032
14,541	Ingenico (Technology Hardware & Equipment)	574,839
4,716	SEB SA (Consumer Durables & Apparel)	395,364

		2,957,786

Germany – 4.9%
24,991	Freenet AG (Telecommunication Services)	322,179
3,110	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	305,367
13,151	GfK SE (Media)	608,120
4,152	Lanxess AG (Materials)	242,502
9,569	MTU Aero Engines Holding AG (Capital Goods)	640,788
3,637	Pfeiffer Vacuum Technology AG (Capital Goods)	367,575
2,475	Rational AG (Capital Goods)	569,821

		3,056,352

Hong Kong – 0.5%
65,000	Belle International Holdings Ltd. (Retailing)	127,480
194,000	China Resources Cement Holdings Ltd. (Materials)	153,941

		281,421

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Ireland – 1.9%
756,391	Kenmare Resources PLC (Materials)*	$491,538
17,716	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	656,999

		1,148,537

Italy – 4.0%
51,494	Azimut Holding SpA (Diversified Financials)	401,385
20,083	Buzzi Unicem SpA (Materials)*	183,619
72,237	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	558,065
176,126	Gruppo Editoriale L’Espresso SpA (Media)	311,090
256,720	Hera SpA (Utilities)	419,759
32,278	Safilo Group SpA (Consumer Durables & Apparel)*	267,468
88,225	Unione di Banche Italiane ScpA (Banks)	334,283

		2,475,669

Japan – 18.6%
7,200	Aeon Mall Co. Ltd. (Real Estate)	166,925
12,700	Ahresty Corp. (Automobiles & Components)	77,743
12,000	Amada Co. Ltd. (Capital Goods)	79,610
19,600	Aoyama Trading Co. Ltd. (Retailing)	309,613
29,000	Calsonic Kansei Corp. (Automobiles & Components)	170,171
8,300	Capcom Co. Ltd. (Software & Services)	217,130
14,100	Cosel Co. Ltd. (Capital Goods)	196,825
60	CyberAgent, Inc. (Media)	202,219
28,700	DCM Holdings Co. Ltd. (Retailing)	229,548
33,000	Dowa Holdings Co. Ltd. (Materials)	198,033
81	Dwango Co. Ltd. (Software & Services)	143,510
7,200	FamilyMart Co. Ltd. (Food & Staples Retailing)	283,049
3,300	FP Corp. (Materials)	210,090
67,000	GS Yuasa Corp. (Capital Goods)	350,996
14,700	Hajime Construction Co. Ltd. (Consumer Durables & Apparel)	317,131
94,000	Hanwa Co. Ltd. (Capital Goods)	393,343
13,400	Hitachi Transport System Ltd. (Transportation)	233,163
63,000	J. Front Retailing Co. Ltd. (Retailing)	275,872
12,900	Jafco Co. Ltd. (Diversified Financials)	264,496
85,000	JVC Kenwood Corp. (Consumer Durables & Apparel)*	345,343
16,200	Keihin Corp. (Automobiles & Components)	249,874
23,000	Kikkoman Corp. (Food, Beverage & Tobacco)	254,340
6,700	Koa Corp. (Technology Hardware & Equipment)	65,443
57	M3, Inc. (Health Care Equipment & Services)	257,778
12,200	Maruichi Steel Tube Ltd. (Materials)	273,274
169	Message Co. Ltd. (Health Care Equipment & Services)	546,526
95	MTI Ltd. (Software & Services)	120,786
13,000	NGK Insulators Ltd. (Capital Goods)	149,863
27,500	Nichii Gakkan Co. (Health Care Equipment & Services)	274,711
14,000	Nippon Paper Group, Inc. (Materials)	320,861
65,000	Noritake Co. Ltd. (Capital Goods)	206,993
3,810	Point, Inc. (Retailing)	164,333
14,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	395,710
19,200	Round One Corp. (Consumer Services)	140,183
5,600	Ryohin Keikaku Co. Ltd. (Retailing)	265,760
6,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	134,801
15,600	Seiko Epson Corp. (Technology Hardware & Equipment)	205,041
61,000	Shimizu Corp. (Capital Goods)	262,486
28	So-net Entertainment Corp. (Software & Services)	110,984
13,300	Square Enix Holdings Co. Ltd. (Software & Services)	252,788
6,400	Sysmex Corp. (Health Care Equipment & Services)	210,368
9,500	Taikisha Ltd. (Capital Goods)	205,714
42,000	The Hachijuni Bank Ltd. (Banks)	233,511
33,000	The Higo Bank Ltd. (Banks)	180,179
61,000	The Oita Bank Ltd. (Banks)	173,127
39,900	The Sankei Building Co. Ltd. (Real Estate)	166,182
24,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	107,564
8,700	THK Co. Ltd. (Capital Goods)	169,554
51,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	141,647
47,000	Tsubakimoto Chain Co. (Capital Goods)	241,214
7,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	219,376
17,000	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	219,059

		11,584,840

Luxembourg – 1.9%
6,400	Millicom International Cellular SA SDR (Telecommunication Services)	705,833
403,234	Regus PLC (Commercial & Professional Services)	489,418

		1,195,251

Netherlands – 3.3%
16,030	Eurocommercial Properties NV CVA (REIT)	683,705
3,723	Fugro NV CVA (Energy)	218,653
23,478	Imtech NV (Capital Goods)	693,583
9,249	Koninklijke Vopak NV (Transportation)	476,712

		2,072,653

Papua New Guinea – 0.6%
52,312	Oil Search Ltd. (Energy)	356,883

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Singapore – 1.2%
50,727	Cape PLC (Commercial & Professional Services)	$392,649
513,000	Mapletree Commercial Trust (REIT)	354,204

		746,853

South Korea – 5.2%
38,363	ELK Corp. (Semiconductors & Semiconductor Equipment)	455,580
18,940	Grand Korea Leisure Co. Ltd. (Consumer Services)	337,407
1,762	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	272,434
5,000	GS Holdings (Energy)	288,008
6,972	Himart Co. Ltd. (Retailing)*	534,130
16,770	Interflex Co. Ltd. (Technology Hardware & Equipment)	466,445
1,332	Lock & Lock Co. Ltd. (Materials)	42,331
2,614	POSCO Chemtech Co. Ltd. (Materials)	447,097
28,269	Y G-1 Co. Ltd. (Capital Goods)	391,615

		3,235,047

Spain – 0.5%
7,864	Tecnicas Reunidas SA (Energy)	316,425

Sweden – 0.9%
17,100	Boliden AB (Materials)	243,101
117,450	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	287,229

		530,330

Switzerland – 4.5%
6,900	Dufry AG (Registered) (Retailing)*	738,630
226	Lindt & Spruengli AG (Food, Beverage & Tobacco)	697,435
4,548	Panalpina Welttransport Holding AG (Registered) (Transportation)*	449,782
2,367	Partners Group Holding AG (Diversified Financials)	442,781
4,137	Sulzer AG (Registered) (Capital Goods)	482,166

		2,810,794

Taiwan – 0.3%
206,000	Shihlin Electric & Engineering Corp. (Capital Goods)	214,024

United Kingdom – 18.3%
44,715	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	265,899
180,089	Aberdeen Asset Management PLC (Diversified Financials)	554,515
91,456	Britvic PLC (Food, Beverage & Tobacco)	484,305
57,406	Chemring Group PLC (Capital Goods)	469,710
46,961	Close Brothers Group PLC (Diversified Financials)	533,697
60,993	Cookson Group PLC (Capital Goods)	468,825
15,735	Croda International PLC (Materials)	442,363
21,115	Derwent London PLC (REIT)	574,747
141,191	GKN PLC (Automobiles & Components)	429,223
88,720	Greene King PLC (Consumer Services)	639,728
69,298	Halfords Group PLC (Retailing)	363,408
37,160	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	402,473
73,069	HomeServe PLC (Commercial & Professional Services)	410,371
29,891	Intercontinental Hotels Group PLC (Consumer Services)	551,669
41,222	Jardine Lloyd Thompson Group PLC (Insurance)	475,265
326,081	Metric Property Investments PLC (REIT)	523,617
77,289	Misys PLC (Software & Services)*	361,946
69,811	Rexam PLC (Materials)	386,962
27,059	Rotork PLC (Capital Goods)	729,845
65,536	Telecity Group PLC (Software & Services)*	627,873
45,049	Travis Perkins PLC (Capital Goods)	621,307
24,292	Victrex PLC (Materials)	494,115
23,178	Virgin Media, Inc. (Media)	565,080

		11,376,943

TOTAL COMMON STOCKS
(Cost $64,747,077)		$59,825,496

Exchange Traded Fund – 0.5%
Israel – 0.5%
7,225	iShares MSCI Israel Capped Index Fund	$323,826
(Cost $331,339)

TOTAL INVESTMENTS – 96.8%
(Cost $65,078,416)		$60,149,322

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%		2,007,176

NET ASSETS – 100.0%		$62,156,498

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones STOXX Small 200 Index	108	December 2011	$1,159,651	$26,299
MSCI Singapore Index	9	November 2011	467,931	(9,658)

TOTAL				$16,641

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 83.2%
Belgium – 0.5%
6,567	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	$288,519

Bermuda – 0.5%
48,029	Hiscox Ltd. (Insurance)	293,532

Denmark – 0.5%
14,334	Christian Hansen Holding A/S (Materials)	311,901

Finland – 2.3%
49,666	Nokia OYJ (Technology Hardware & Equipment)	334,212
14,491	Nokian Renkaat OYJ (Automobiles & Components)	530,752
10,859	Outotec OYJ (Capital Goods)	504,089

		1,369,053

France – 6.9%
451	Air Liquide SA (Materials)	58,232
4,161	Air Liquide SA – Prime De Fidelite (Materials)*	537,257
12,170	BNP Paribas SA (Banks)	543,450
17,635	EDF SA (Utilities)	527,773
21,108	GDF Suez (Utilities)	594,670
5,406	Remy Cointreau SA (Food, Beverage & Tobacco)	442,870
13,183	Safran SA (Capital Goods)	430,505
18,562	Total SA (Energy)	968,514

		4,103,271

Germany – 7.5%
6,582	Allianz SE (Registered) (Insurance)	732,327
10,182	BASF SE (Materials)	743,244
18,700	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,191,414
2,723	Brenntag AG (Capital Goods)	273,951
8,640	Daimler AG (Registered) (Automobiles & Components)	438,818
6,158	GEA Group AG (Capital Goods)	168,858
6,190	Kabel Deutschland Holding AG (Media)*	351,092
5,872	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	547,944

		4,447,648

Hong Kong – 2.4%
111,000	Hang Lung Properties Ltd. (Real Estate)	404,241
174,400	Sands China Ltd. (Consumer Services)*	524,105
34,577	Sun Hung Kai Properties Ltd. (Real Estate)	476,083

		1,404,429

Indonesia – 0.8%
1,493,000	PT Perusahaan Gas Negara (Utilities)	492,478

Ireland – 0.8%
12,965	Kerry Group PLC Class A (Food, Beverage & Tobacco)	480,808

Israel – 0.8%
11,916	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	486,768

Italy – 3.3%
28,070	Azimut Holding SpA (Diversified Financials)	218,800
37,266	ENI SpA (Energy)	823,724
327,854	Intesa Sanpaolo SpA (Banks)	578,663
297,379	Telecom Italia SpA RSP (Telecommunication Services)	312,087

		1,933,274

Japan – 20.8%
19,200	Aeon Co. Ltd. (Food & Staples Retailing)	251,112
46,000	Calsonic Kansei Corp. (Automobiles & Components)	269,926
117,000	DIC Corp. (Materials)	220,926
3,600	FANUC Corp. (Capital Goods)	582,085
23,500	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	575,144
11,000	Honda Motor Co. Ltd. (Automobiles & Components)	328,941
48	Inpex Corp. (Energy)	316,900
28,800	JS Group Corp. (Capital Goods)	603,911
32,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	391,505
11,300	Komatsu Ltd. (Capital Goods)	279,390
1,900	Kyocera Corp. (Technology Hardware & Equipment)	167,022
85,000	Mitsubishi Electric Corp. (Capital Goods)	786,522
21,000	Mitsubishi Estate Co. Ltd. (Real Estate)	355,678
153,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	667,971
35,100	Mitsui & Co. Ltd. (Capital Goods)	512,268
97,000	Mitsui OSK Lines Ltd. (Transportation)	373,742
3,700	Nidec Corp. (Capital Goods)	304,057
1,200	Nintendo Co. Ltd. (Software & Services)	181,045
20,400	Nippon Paper Group, Inc. (Materials)	467,540
12,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	656,587
90,900	Nissan Motor Co. Ltd. (Automobiles & Components)	835,803
1,250	ORIX Corp. (Diversified Financials)	109,094
4,200	Otsuka Corp. (Software & Services)	291,749
21,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	543,998
19,300	Seiko Epson Corp. (Technology Hardware & Equipment)	253,673

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

37,000	Shimizu Corp. (Capital Goods)	$159,213
22,000	Sony Corp. (Consumer Durables & Apparel)	458,995
14,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	408,092
93,000	The Hachijuni Bank Ltd. (Banks)	517,059
117,000	Tokyo Gas Co. Ltd. (Utilities)	503,840

		12,373,788

Netherlands – 1.9%
33,384	TNT Express NV (Transportation)	283,253
24,440	Unilever NV CVA (Food, Beverage & Tobacco)	843,758

		1,127,011

Sweden – 4.0%
47,932	Scania AB Class B (Capital Goods)	804,296
14,846	Svenska Handelsbanken AB Class A (Banks)	426,384
135,787	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	332,074
78,356	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	816,746

		2,379,500

Switzerland – 10.6%
11,163	Aryzta AG (Food, Beverage & Tobacco)	538,260
11,598	Julius Baer Group Ltd. (Diversified Financials)*	435,793
2,192	Kuehne + Nagel International AG (Registered) (Transportation)	271,569
22,899	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,290,021
1,404	Partners Group Holding AG (Diversified Financials)	262,638
3,928	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	644,465
2,320	Schindler Holding AG (Capital Goods)	271,683
4,522	Sulzer AG (Registered) (Capital Goods)	527,038
12,329	Temenos Group AG (Registered) (Software & Services)*	234,486
49,698	UBS AG (Registered) (Diversified Financials)*	628,094
19,084	Weatherford International Ltd. (Energy)*	291,575
11,676	Wolseley PLC (Capital Goods)	336,690
2,361	Zurich Financial Services AG (Insurance)*	544,077

		6,276,389

United Kingdom – 19.6%
57,247	Admiral Group PLC (Insurance)	1,079,737
12,662	Anglo American PLC (Materials)	464,195

34,387	BG Group PLC (Energy)	745,648
129,600	BP PLC (Energy)	953,705
157,478	HSBC Holdings PLC (Banks)	1,374,044
12,177	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	443,570
35,979	Inmarsat PLC (Telecommunication Services)	271,419
92,121	Marks & Spencer Group PLC (Retailing)	474,940
35,779	National Grid PLC (Utilities)	355,716
12,785	Reckitt Benckiser Group PLC (Household & Personal Products)	656,251
88,967	Reed Elsevier PLC (Media)	761,631
20,976	Rio Tinto PLC (Materials)	1,134,779
766,436	Royal Bank of Scotland Group PLC (Banks)*	295,783
29,129	Tullow Oil PLC (Energy)	654,468
41,383	Victrex PLC (Materials)	841,758
399,638	Vodafone Group PLC (Telecommunication Services)	1,109,669

		11,617,313

TOTAL COMMON STOCKS
(Cost $49,151,266)		$49,385,682

Exchange Traded Funds – 4.1%
Australia – 2.5%
63,342	iShares MSCI Australia Index Fund	$1,503,739

Other – 1.6%
22,009	Vanguard MSCI Emerging Markets	913,153

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,778,030)		$2,416,892

TOTAL INVESTMENTS – 87.3%
(Cost $50,929,296)		$51,802,574

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.7%		7,523,906

NET ASSETS – 100.0%		$59,326,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
RSP	—	Risparmio Shares

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	66	December 2011	$2,180,822	$(32,265)
FTSE 100 Index	12	December 2011	1,068,642	(18,377)
Hang Seng Index	5	November 2011	636,681	(9,284)
SPI 200 Index	27	December 2011	3,047,563	145,091

TOTAL				$85,165

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2011

	Concentrated	International	Strategic
	International	Small Cap	International
	Equity Fund	Fund	Equity Fund
Assets:

Investments, at value (cost $163,254,474, $65,078,416 and $50,929,296)	$143,484,946	$60,149,322	$51,802,574
Cash	10,749,151	2,082,339	5,316,730
Foreign currencies, at value (cost $29,822, $179,676 and $76,327)	35,444	178,132	76,153
Receivables:
Investments sold	12,001,922	1,421,351	3,564,308
Dividends	422,243	162,124	160,962
Fund shares sold	49,858	528,327	16,102
Foreign tax reclaims	290,084	83,558	79,911
Reimbursement from investment adviser	39,020	36,852	25,427
Other assets	175,426	44,258	165

Total assets	167,248,094	64,686,263	61,042,332

Liabilities:

Payables:
Investments purchased	1,410,701	822,127	1,256,664
Fund shares redeemed	597,979	1,450,119	107,079
Futures variation margin	393,838	33,650	146,433
Amounts owed to affiliates	192,977	69,680	68,818
Accrued expenses	158,846	154,189	136,858

Total liabilities	2,754,341	2,529,765	1,715,852

Net Assets:

Paid-in capital	408,552,885	101,742,105	114,285,361
Undistributed net investment income	5,104,387	1,114,598	1,604,827
Accumulated net realized loss	(229,255,861)	(35,782,642)	(57,440,311)
Net unrealized gain (loss)	(19,907,658)	(4,917,563)	876,603

NET ASSETS	$164,493,753	$62,156,498	$59,326,480

Net Assets:
Class A	$118,976,650	$22,536,865	$41,861,510
Class B	1,224,967	622,304	4,344,032
Class C	15,883,387	2,176,710	6,642,915
Institutional	28,105,028	36,066,745	6,415,700
Service	300,450	729,869	—
Class IR	3,271	24,005	55,804
Class R	—	—	6,519

Total Net Assets	$164,493,753	$62,156,498	$59,326,480

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	8,070,521	1,603,060	3,942,367
Class B	84,589	45,279	456,588
Class C	1,149,292	160,738	689,305
Institutional	1,864,488	2,483,060	577,422
Service	20,229	52,216	—
Class IR	217	1,655	5,217
Class R	—	—	617

Net asset value, offering and redemption price per share:(a)
Class A	$14.74	$14.06	$10.62
Class B	14.48	13.74	9.51
Class C	13.82	13.54	9.64
Institutional	15.07	14.53	11.11
Service	14.85	13.98	—
Class IR	15.06	14.50	10.70
Class R	—	—	10.57

(a)	Maximum public offering price per share for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $15.60, $14.88 and $11.24, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2011

	Concentrated	International	Strategic
	International	Small Cap	International
	Equity Fund	Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $472,693, $248,113 and $210,778)	$8,386,027	$2,442,838	$3,132,276
Interest	19,114	3,033	7,593

Total investment income	8,405,141	2,445,871	3,139,869

Expenses:

Management fees	2,061,316	1,254,036	724,010
Distribution and Service fees(a)	586,382	110,240	283,395
Transfer Agent fees(a)	340,070	96,020	140,968
Custody and accounting fees	132,130	161,167	144,249
Professional fees	114,206	121,431	101,982
Printing and mailing costs	101,494	56,237	63,443
Registration fees	80,537	82,176	78,654
Trustee fees	16,404	16,157	16,096
Service share fees — Service Plan	842	1,238	—
Service share fees — Shareholder Administration Plan	842	1,238	—
Other	16,295	15,600	11,186

Total expenses	3,450,518	1,915,540	1,563,983

Less — expense reductions	(284,643)	(385,348)	(276,555)

Net expenses	3,165,875	1,530,192	1,287,428

NET INVESTMENT INCOME	5,239,266	915,679	1,852,441

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	(7,365,228)	13,707,031	6,782,271
Futures contracts	(1,257,524)	(238,313)	(415,084)
Foreign currency transactions	71,387	186,630	81,049
Net change in unrealized gain (loss) on:
Investments	(16,947,414)	(11,381,749)	(13,439,436)
Futures contracts	141,686	(20,797)	55,952
Foreign currency translation	(257,713)	(247,107)	(97,284)

Net realized and unrealized gain (loss)	(25,614,806)	2,005,695	(7,032,532)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,375,540)	$2,921,374	$(5,180,091)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$377,011	$16,601	$192,770	$—	$286,530	$3,154	$36,626	$13,621	$135	$4	$—
International Small Cap	74,730	8,409	27,101	—	56,795	1,598	5,149	31,959	198	321	—
Strategic International Equity	142,960	58,687	81,637	111	108,650	11,151	15,511	5,565	—	48	43

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

From operations:

Net investment income	$5,239,266	$1,392,739
Net realized gain (loss)	(8,551,365)	43,056,475
Net change in unrealized gain (loss)	(17,063,441)	(19,807,744)

Net increase (decrease) in net assets resulting from operations	(20,375,540)	24,641,470

Distributions to shareholders:

From net investment income
Class A Shares	(2,598,525)	(3,220,118)
Class B Shares	(12,499)	(32,097)
Class C Shares	(212,625)	(294,539)
Institutional Shares	(732,671)	(738,538)
Service Shares	(4,981)	(8,915)
Class IR Shares(a)	(23)	—
Class R Shares	—	—

Total distributions to shareholders	(3,561,324)	(4,294,207)

From share transactions:

Proceeds from sales of shares	26,461,691	35,680,882
Proceeds received in connection with in-kind transactions	—	—
Reinvestment of distributions	3,123,196	3,840,975
Cost of shares redeemed	(62,408,092)	(55,574,261	)(b)

Net increase (decrease) in net assets resulting from share transactions	(32,823,205)	(16,052,404)

TOTAL INCREASE (DECREASE)	(56,760,069)	4,294,859

Net assets:

Beginning of year	221,253,822	216,958,963

End of year	$164,493,753	$221,253,822

Undistributed net investment income	$5,104,387	$3,261,147

(a)	Commenced operations on August 31, 2010 for Concentrated International Equity and International Small Cap Funds.
(b)	Net of $2,028, $1,163 and $1,112 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund			Strategic International Equity Fund
For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
Year Ended	Year Ended		Year Ended	Year Ended
October 31, 2011	October 31, 2010		October 31, 2011	October 31, 2010

$915,679	$721,873		$1,852,441	$607,516
13,655,348	18,029,146		6,448,236	3,721,448
(11,649,653)	2,917,026		(13,480,768)	6,252,343

2,921,374	21,668,045		(5,180,091)	10,581,307

(435,730)	(791,098)		(621,039)	(703,627)
(8,519)	(29,808)		(19,857)	(44,977)
(23,645)	(53,969)		(30,374)	(55,717)
(1,971,757)	(2,676,286)		(285,469)	(93,133)
(7,243)	(14,397)		—	—
(23)	—		(69)	(92)
—	—		(183)	(434)

(2,446,917)	(3,565,558)		(956,991)	(897,980)

47,141,472	45,107,517		12,282,038	19,726,492
—	—		—	10,452,957
2,330,163	3,397,774		881,245	824,620
(103,857,746)	(45,043,914	)(b)	(45,389,431)	(23,375,978	)(b)

(54,386,111)	3,461,377		(32,226,148)	7,628,091

(53,911,654)	21,563,864		(38,363,230)	17,311,418

116,068,152	94,504,288		97,689,710	80,378,292

$62,156,498	$116,068,152		$59,326,480	$97,689,710

$1,114,598	$2,037,103		$1,604,827	$575,438

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders	Increase
	value,	Net		Net realized	Total from	from net	from
	beginning	investment		and unrealized	investment	investment	regulatory
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	settlements

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$16.81	$0.42	(c)	$(2.22)	$(1.80)	$(0.27)	$—
2011 - B	16.46	0.28	(c)	(2.15)	(1.87)	(0.11)	—
2011 - C	15.79	0.29	(c)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(c)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(c)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(c)	(2.45)	(1.82)	(0.34)	—

2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—

2009 - A	13.18	0.21		2.41	2.62	(0.75)	0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	19.40	—	(f)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(f)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	24.04	0.44	(g)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(g)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(g)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(g)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(g)	(4.93)	(4.52)	(0.19)	0.09

2007 - A	21.05	0.24		2.91	3.15	(0.16)	—
2007 - B	20.32	0.05		2.82	2.87	—	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)	—
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)	—
2007 - Service	21.19	0.20		2.95	3.15	(0.17)	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(d)	Annualized.
(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Fiscal Year Ended October 31, 2009	21.64%	20.44%	20.79%	21.99%	21.50%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(f)	Amount is less than $0.005 per share.
(g)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$14.74	(10.89)%		$118,977	1.53%		1.67%		2.55	%(c)	135%
14.48	(11.46)		1,225	2.28		2.42		1.70	(c)	135
13.82	(11.55)		15,883	2.28		2.42		1.86	(c)	135
15.07	(10.53)		28,105	1.13		1.27		2.94	(c)	135
14.85	(10.96)		300	1.63		1.77		2.51	(c)	135
15.06	(10.80)		3	1.28		1.42		3.87	(c)	135

16.81	12.48		162,231	1.54		1.61		0.66		182
16.46	11.69		1,944	2.29		2.36		(0.07)		182
15.79	11.72		20,031	2.29		2.36		(0.11)		182
17.18	12.95		36,693	1.14		1.21		1.05		182
16.92	12.37		354	1.64		1.71		0.54		182
17.22	13.81		1	1.29	(d)	1.36	(d)	0.08	(d)	182

15.22	22.88	(e)	165,054	1.54		1.65		1.65		129
14.90	21.81	(e)	2,893	2.29		2.40		0.93		129
14.35	21.84	(e)	18,510	2.29		2.40		0.80		129
15.55	23.28	(e)	30,009	1.14		1.25		1.95		129
15.32	22.69	(e)	493	1.64		1.75		1.51		129

13.18	(32.11)		187,435	1.54	(d)	1.72	(d)	0.02	(d)	21
12.72	(32.16)		3,686	2.29	(d)	2.47	(d)	(0.74	)(d)	21
12.40	(32.17)		14,057	2.29	(d)	2.47	(d)	(0.74	)(d)	21
13.50	(32.06)		40,837	1.14	(d)	1.32	(d)	0.54	(d)	21
13.28	(32.12)		518	1.64	(d)	1.82	(d)	(0.09	)(d)	21

19.40	(18.37	)(e)	297,558	1.54		1.55		(1.92	)(g)	178
18.75	(19.01	)(e)	6,424	2.29		2.30		0.96	(g)	178
18.28	(18.97	)(e)	21,480	2.29		2.30		1.18	(g)	178
19.87	(18.03	)(e)	107,197	1.14		1.15		2.46	(g)	178
19.55	(18.46	)(e)	755	1.64		1.65		1.79	(g)	178

24.04	15.03		400,976	1.55		1.55		1.02		97
23.19	14.12		12,534	2.30		2.30		0.22		97
22.68	14.12		29,244	2.30		2.30		0.43		97
24.61	15.45		124,229	1.15		1.15		1.40		97
24.17	14.90		1,386	1.65		1.65		0.84		97

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$14.62	$0.08	(c)	$(0.39)	$(0.31)	$(0.25)
2011 - B	14.29	(0.04	)(c)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(c)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(c)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(c)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(c)	(0.47)	(0.29)	(0.30)

2010 - A	12.27	0.04	(d)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(d)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(d)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(d)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(d)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(d)	2.17	2.19	—

2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(e)	(5.58)	(5.58)	—
2008 - C	14.60	—	(e)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	21.18	0.16	(g)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(g)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(g)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(g)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(g)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(e)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(h)	Total return reflects the impact of payments for regulatory settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$14.06	(1.97)%		$22,537	1.60%		1.94%		0.54	%(c)	117%
13.74	(2.71)		622	2.35		2.69		(0.25	)(c)	117
13.54	(2.68)		2,177	2.35		2.69		(0.23	)(c)	117
14.53	(1.59)		36,067	1.20		1.54		0.95	(c)	117
13.98	(2.05)		730	1.70		2.04		0.41	(c)	117
14.50	(1.72)		24	1.35		1.69		1.12	(c)	117

14.62	23.11		23,503	1.60		1.86		0.31	(d)	155
14.29	22.24		919	2.35		2.61		(0.45	)(d)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(d)	155
15.06	23.61		89,035	1.20		1.46		0.78	(d)	155
14.53	22.91		490	1.70		1.96		0.23	(d)	155
15.09	16.74		1	1.35	(f)	1.61	(f)	0.73	(d)(f)	155

12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(f)	2.39	(f)	0.99	(f)	24
9.12	(37.92)		986	2.35	(f)	3.14	(f)	0.23	(f)	24
9.06	(37.95)		2,239	2.35	(f)	3.14	(f)	0.22	(f)	24
9.82	(37.85)		28,581	1.20	(f)	1.99	(f)	1.43	(f)	24
9.42	(37.90)		294	1.70	(f)	2.49	(f)	0.87	(f)	24

15.26	(26.10	)(h)	39,376	1.64		1.78		0.85	(g)	117
14.70	(26.69	)(h)	1,862	2.39		2.53		0.14	(g)	117
14.60	(26.65	)(h)	3,950	2.39		2.53		0.18	(g)	117
15.81	(25.81	)(h)	55,901	1.24		1.38		1.42	(g)	117
15.18	(26.16	)(h)	454	1.74		1.88		0.84	(g)	117

21.18	17.73		105,435	1.65		1.77		(0.01)		88
20.41	16.83		4,566	2.40		2.52		(0.74)		88
20.27	16.85		8,681	2.40		2.52		(0.77)		88
21.94	18.23		99,069	1.25		1.37		0.39		88
21.10	17.56		1,215	1.75		1.87		(0.06)		88

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset								Increase
	value,	Net		Net realized	Total from	From net	From net		from
	beginning	investment		and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions	settlements

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$11.71	$0.28	(c)	$(1.25)	$(0.97)	$(0.12)	$—	$(0.12)	$—
2011 - B	10.49	0.17	(c)	(1.12)	(0.95)	(0.03)	—	(0.03)	—
2011 - C	10.63	0.17	(c)	(1.12)	(0.95)	(0.04)	—	(0.04)	—
2011 - Institutional	12.24	0.25	(c)	(1.22)	(0.97)	(0.16)	—	(0.16)	—
2011 - IR	11.70	0.17	(c)	(1.06)	(0.89)	(0.11)	—	(0.11)	—
2011 - R	11.64	0.27	(c)	(1.26)	(0.99)	(0.08)	—	(0.08)	—

2010 - A	10.55	0.10		1.19	1.29	(0.13)	—	(0.13)	—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)	—

2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	—	(0.36)	0.01

2008 - A	27.90	0.28	(e)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15	(e)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14	(e)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40	(e)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(e)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23	(e)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)		8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)		8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)		8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06		9.24	9.30	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.
(f)	Annualized.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

									Ratio of
					Ratio of		Ratio of		net investment
			Net assets,	Ratio of	net expenses	Ratio of	net investment		income (loss)
Net asset			end of	net expenses	(not including	total expenses	income (loss) to		(not including		Portfolio
value, end	Total		year	to average	fees paid	to average	average		fees paid		turnover
of year	return(b)		(in 000s)	net assets	indirectly)	net assets	net assets		indirectly)		rate

$10.62	(8.40)%		$41,862	1.45%	1.45%	1.78%	2.36	%(c)	2.36	%(c)	139%
9.51	(9.08)		4,344	2.20	2.20	2.53	1.57	(c)	1.57	(c)	139
9.64	(9.00)		6,643	2.20	2.20	2.53	1.63	(c)	1.63	(c)	139
11.11	(8.04)		6,416	1.05	1.05	1.38	2.02	(c)	2.02	(c)	139
10.70	(7.69)		56	1.20	1.20	1.53	1.56	(c)	1.56	(c)	139
10.57	(8.61)		7	1.70	1.70	2.03	2.30	(c)	2.30	(c)	139

11.71	12.34		60,561	1.45	1.45	1.71	0.89		0.89		121
10.49	11.44		6,814	2.20	2.20	2.46	0.12		0.12		121
10.63	11.48		8,845	2.20	2.20	2.46	0.13		0.13		121
12.24	12.69		21,434	1.05	1.05	1.31	0.90		0.90		121
11.70	12.55		7	1.20	1.20	1.46	1.13		1.13		121
11.64	12.06		28	1.70	1.70	1.96	0.67		0.67		121

10.55	22.50	(d)	55,454	1.45	1.45	1.98	1.52		1.52		133
9.46	21.58	(d)	8,958	2.20	2.20	2.73	0.93		0.93		133
9.59	21.47	(d)	9,520	2.20	2.20	2.73	0.92		0.92		133
11.02	22.91	(d)	6,408	1.05	1.05	1.58	2.02		2.02		133
10.54	22.71	(d)	6	1.20	1.20	1.73	1.88		1.88		133
10.52	22.07	(d)	33	1.70	1.70	2.23	0.81		0.81		133

9.01	(49.64	)(d)	38,194	1.40	1.40	1.73	1.80	(e)	1.80	(e)	108
8.08	(50.09	)(d)	10,697	2.15	2.15	2.48	1.01	(e)	1.01	(e)	108
8.17	(50.00	)(d)	10,577	2.15	2.15	2.48	1.00	(e)	1.00	(e)	108
9.42	(49.45	)(d)	5,499	1.00	1.00	1.33	2.46	(e)	2.46	(e)	108
9.03	(47.70	)(d)	5	1.15 (f)	1.15 (f)	1.48 (f)	2.18	(e)(f)	2.18	(e)(f)	108
8.99	(47.93	)(d)	5	1.65 (f)	1.65 (f)	1.98 (f)	1.68	(e)(f)	1.68	(e)(f)	108

27.90	49.69		101,641	1.69	1.71	1.85	(0.09)		(0.11)		135
26.18	48.67		31,881	2.31	2.33	2.48	(0.69)		(0.71)		135
26.35	48.70		34,984	2.31	2.34	2.46	(0.72)		(0.74)		135
28.64	50.34		27,498	1.29	1.31	1.41	0.27		(0.25)		135

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined, under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily, net of unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service fees. Non-class specific expenses directly incurred by a fund are charged to that fund, while such expenses incurred by the Trust are allocated across the respective funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions. The effect of changes in foreign currency exchange rates on investments are included within net realized and unrealized gain (loss) on investments.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of October 31, 2011:

CONCENTRATED INTERNATIONAL EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$5,407,657	$138,077,289	(a)	$—

Derivative Type

Assets
Futures Contracts(b)	$409,006	$—		$—

Liabilities
Futures Contracts(b)	$(316,175)	$—		$—

INTERNATIONAL SMALL CAP
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$8,204,033	$51,945,289	(a)	$—

Derivative Type

Assets
Futures Contracts(b)	$26,299	$—		$—

Liabilities
Futures Contracts(b)	$(9,658)	$—		$—

STRATEGIC INTERNATIONAL EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$2,903,665	$48,898,909	(a)	$—

Derivative Type

Assets
Futures Contracts(b)	$145,091	$—		$—

Liabilities
Futures Contracts(b)	$(59,926)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended October 31, 2011, the Funds entered into futures contracts. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities(a)
Concentrated International Equity	Equity	Receivable for futures variation margin	$409,006	Payable for futures variation margin	$(316,175)

International Small Cap	Equity	Receivable for futures variation margin	26,299	Payable for futures variation margin	(9,658)

Strategic International Equity	Equity	Receivable for futures variation margin	145,091	Payable for futures variation margin	(59,926)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Concentrated International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,257,524)	$141,686	127

International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(238,313)	(20,797)	183

Strategic International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(415,084)	55,952	47

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2011.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2011, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.98%*

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.10 *

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	Effective June 30, 2011, GSAMI agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.94% and 1.08% as an annual percentage rate of the average daily net assets of the Concentrated International Equity and International Small Cap Funds, respectively, through at least February 28, 2012, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended October 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Concentrated International Equity	$3,800	$—	$1,000

International Small Cap	3,100	—	—

Strategic International Equity	3,300	—	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.104%, 0.064% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

			Other	Total
	Management	Custody Fee	Expense	Expense
Fund	Fee Waiver	Credits	Reimbursement	Reductions

Concentrated International Equity	$36	$2	$247	$285

International Small Cap	5	— (a)	380	385

Strategic International Equity	—	1	276	277

(a)	Amount rounds to less than $500.

As of October 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Concentrated International Equity	$130	$40	$23	$193

International Small Cap	57	8	5	70

Strategic International Equity	42	18	9	69

G. Line of Credit Facility — As of October 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2011, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2011, Goldman Sachs earned approximately $11,200, $13,100 and $2,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
As of October 31, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 37% of the total outstanding shares of the International Small Cap Fund.
As of October 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 31% of the Class IR Shares of the Concentrated International Equity Fund, approximately 5% of the Class IR Shares of the International Small Cap Fund, and approximately 12% and 100% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Concentrated International Equity	$257,283,995	$292,943,390

International Small Cap	125,041,855	180,771,879

Strategic International Equity	110,085,130	141,541,883

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$3,561,324	$2,446,917	$956,991

The tax character of distributions paid during the fiscal year ended October 31, 2010, was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$4,294,207	$3,565,558	$897,980

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

7. TAX INFORMATION (continued)

As of October 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Undistributed ordinary income — net	$5,104,387	$1,214,654	$1,672,972

Capital loss carryforward:(1)(2)
Expiring 2016	$(112,531,656)	$(16,365,954)	$(27,734,642)
Expiring 2017	(106,107,378)	(19,170,113)	(28,233,535)
Expiring 2019	(9,250,431)	—	—

Total capital loss carryforward	$(227,889,465)	$(35,536,067)	$(55,968,177)

Unrealized losses — net	$(21,274,054)	$(5,264,194)	$(663,676)

Total accumulated losses — net	$(244,059,132)	$(39,585,607)	$(54,958,881)

(1)	Expiration occurs October 31 of the year indicated. The Concentrated International Equity Fund had capital loss carryforwards of $69,572,929 that expired in the current fiscal year.
(2)	The International Small Cap and Strategic International Equity Funds utilized $13,051,212 and $6,031,838, respectively, of capital losses in the current fiscal year.

As of October 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Tax cost	$164,702,058	$65,425,047	$52,487,952

Gross unrealized gain	2,760,532	2,943,045	4,536,949
Gross unrealized loss	(23,977,644)	(8,218,770)	(5,222,327)

Net unrealized security loss	$(21,217,112)	$(5,275,725)	$(685,378)

Net unrealized gain (loss) on other investments	(56,942)	11,531	21,702

Net unrealized loss	$(21,274,054)	$(5,264,194)	$(663,676)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, and regulatory settlements.

		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

Concentrated International Equity	$(69,666,840)	$69,501,542	$165,298

International Small Cap	(1,473)	(607,260)	608,733

Strategic International Equity	—	(133,939)	133,939

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.
Subsequent to October 31, 2011, the Concentrated International Equity Fund received $1,002,638 in a distribution relating to a class action payment regarding a regulatory settlement.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,010,403	$17,242,818	1,352,781	$20,979,848
Shares converted from Class B(a)	5,473	89,222	11,084	168,757
Reinvestment of distributions	138,361	2,321,693	186,336	2,895,667
Shares redeemed	(2,735,631)	(45,533,895)	(2,743,715)	(41,801,308)

	(1,581,394)	(25,880,162)	(1,193,514)	(17,757,036)

Class B Shares
Shares sold	4,218	74,304	2,728	44,843
Shares converted to Class A(a)	(5,553)	(89,222)	(11,273)	(168,757)
Reinvestment of distributions	726	12,047	2,028	31,083
Shares redeemed	(32,853)	(534,465)	(69,567)	(1,033,849)

	(33,462)	(537,336)	(76,084)	(1,126,680)

Class C Shares
Shares sold	271,787	4,311,988	326,753	4,736,440
Reinvestment of distributions	12,648	200,327	18,782	276,090
Shares redeemed	(403,943)	(6,251,648)	(366,688)	(5,326,994)

	(119,508)	(1,739,333)	(21,153)	(314,464)

Institutional Shares
Shares sold	277,779	4,814,087	622,482	9,868,170
Reinvestment of distributions	34,400	588,267	40,247	637,107
Shares redeemed	(583,381)	(10,059,085)	(457,421)	(7,181,621)

	(271,202)	(4,656,731)	205,308	3,323,656

Service Shares
Shares sold	955	15,851	3,269	50,581
Reinvestment of distributions	50	839	66	1,028
Shares redeemed	(1,678)	(28,999)	(14,635)	(230,489)

	(673)	(12,309)	(11,300)	(178,880)

Class IR Shares(b)
Shares sold	150	2,643	66	1,000
Reinvestment of distributions	1	23	—	—

	151	2,666	66	1000

NET DECREASE	(2,006,088)	$(32,823,205)	(1,096,677)	$(16,052,404)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	768,564	$11,738,997	253,384	$3,297,286
Shares converted from Class B(a)	1,889	28,581	2,690	34,203
Reinvestment of distributions	25,507	386,439	58,797	728,489
Shares redeemed	(800,865)	(11,450,401)	(577,454)	(7,383,743)

	(4,905)	703,616	(262,583)	(3,323,765)

Class B Shares
Shares sold	3,571	53,874	16,244	215,185
Shares converted to Class A(a)	(1,925)	(28,581)	(2,741)	(34,203)
Reinvestment of distributions	529	7,888	2,315	28,197
Shares redeemed	(21,187)	(314,560)	(36,064)	(453,051)

	(19,012)	(281,379)	(20,246)	(243,872)

Class C Shares
Shares sold	67,956	1,012,517	17,551	220,183
Reinvestment of distributions	1,289	18,933	3,451	41,512
Shares redeemed	(58,851)	(827,350)	(33,034)	(410,356)

	10,394	204,100	(12,032)	(148,661)

Institutional Shares
Shares sold	2,104,546	33,214,090	3,115,637	41,298,321
Reinvestment of distributions	122,570	1,909,636	203,347	2,586,567
Shares redeemed	(5,655,650)	(90,486,272)	(2,809,893)	(36,697,617)

	(3,428,534)	(55,362,546)	509,091	7,187,271

Service Shares
Shares sold	53,217	832,541	5,968	75,542
Reinvestment of distributions	480	7,244	1,056	13,009
Shares redeemed	(35,224)	(540,736)	(7,242)	(99,147)

	18,473	299,049	(218)	(10,596)

Class IR Shares(b)
Shares sold	18,231	289,453	78	1,000
Reinvestment of distributions	1	23	—	—
Shares redeemed	(16,655)	(238,427)	—	—

	1,577	51,049	78	1,000

NET INCREASE (DECREASE)	(3,422,007)	$(54,386,111)	214,090	$3,461,377

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	845,476	$10,036,302	1,417,598	$15,710,209
Shares converted from Class B(a)	71,726	822,322	101,475	1,077,562
Reinvestment of distributions	46,660	551,982	59,352	642,775
Shares redeemed	(2,195,338)	(25,528,763)	(1,662,660)	(17,233,320)

	(1,231,476)	(14,118,157)	(84,235)	197,226

Class B Shares
Shares sold	16,740	182,407	28,863	280,992
Shares converted to Class A(a)	(79,714)	(822,322)	(112,745)	(1,077,562)
Reinvestment of distributions	1,797	19,173	4,403	43,059
Shares redeemed	(131,653)	(1,381,144)	(218,009)	(2,123,326)

	(192,830)	(2,001,886)	(297,488)	(2,876,837)

Class C Shares
Shares sold	86,896	937,844	84,732	833,152
Reinvestment of distributions	2,447	26,452	4,910	48,660
Shares redeemed	(231,943)	(2,487,746)	(250,195)	(2,434,064)

	(142,600)	(1,523,450)	(160,553)	(1,552,252)

Institutional Shares
Shares sold	76,728	977,830	243,013	2,901,871
Shares issued in connection with in-kind	—	—	1,055,854	10,452,957
Reinvestment of distributions	22,965	283,386	7,936	89,601
Shares redeemed	(1,272,833)	(15,876,778)	(137,912)	(1,577,237)

	(1,173,140)	(14,615,562)	1,168,891	11,867,192

Class IR Shares
Shares sold	12,822	147,583	2	19
Reinvestment of distributions	6	69	8	92
Shares redeemed	(8,228)	(95,618)	(2)	(20)

	4,600	52,034	8	91

Class R Shares
Shares sold	6	72	23	249
Reinvestment of distributions	16	183	40	433
Shares redeemed	(1,815)	(19,382)	(781)	(8,011)

	(1,793)	(19,127)	(718)	(7,329)

NET INCREASE (DECREASE)	(2,737,239)	$(32,226,148)	625,905	$7,628,091

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Fundamental International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*
Class A
Actual	$1,000	$807.20		$6.88	$1,000	$832.20		$7.39	$1,000	$824.50		$6.71
Hypothetical 5% return	1,000	1,017.59	+	7.68	1,000	1,017.14	+	8.13	1,000	1,017.85	+	7.43

Class B
Actual	1,000	804.00		10.28	1,000	828.90		10.83	1,000	821.20		10.14
Hypothetical 5% return	1,000	1,013.81	+	11.47	1,000	1,013.36	+	11.93	1,000	1,014.06	+	11.22

Class C
Actual	1,000	804.40		10.28	1,000	828.90		10.83	1,000	821.80		10.15
Hypothetical 5% return	1,000	1,013.81	+	11.47	1,000	1,013.36	+	11.93	1,000	1,014.06	+	11.22

Institutional
Actual	1,000	808.50		5.06	1,000	833.50		5.55	1,000	826.00		4.83
Hypothetical 5% return	1,000	1,019.61	+	5.65	1,000	1,019.16	+	6.11	1,000	1,019.91	+	5.35

Service
Actual	1,000	806.60		7.33	1,000	831.80		7.80	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.09	+	8.19	1,000	1,016.69	+	8.59	N/A	N/A		N/A

Class IR
Actual	1,000	808.40		6.11	1,000	833.00		6.24	1,000	826.30		5.52
Hypothetical 5% return	1,000	1,018.45	+	6.82	1,000	1,018.40	+	6.87	1,000	1,019.16	+	6.11

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	823.80		7.91
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.53	+	8.74

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Concentrated International Equity	1.51%	2.26%	2.26%	1.11%	1.61%	1.34%	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.69	1.35	N/A
Strategic International Equity	1.46	2.21	2.21	1.05	N/A	1.20	1.72%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Concentrated International Equity, Goldman Sachs International Small Cap and Goldman Sachs Strategic International Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees (with respect to the Concentrated International Equity and International Small Cap Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Funds, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Concentrated International Equity and International Small Cap Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Funds, that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that during the one-year period ended May 31, 2011, the Funds had each shown improving performance relative to its peer group, with each Fund placing in the top half of its peer group and outperforming its benchmark.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the Investment Adviser had taken a number of steps in 2009 intended to improve the performance of the Funds, including making changes to the leadership and personnel on the portfolio management team and implementing enhancements to the investment process for the Funds (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios), and that the changes seemed to have had a positive effect on performance. They also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (four-year, in the case of Strategic International Equity Fund) history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Concentrated International Equity and International Small Cap Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Concentrated		Strategic
	International	International	International
Average Daily	Equity	Small Cap	Equity
Net Assets	Fund	Fund	Fund

First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the Concentrated International Equity and International Small Cap Funds) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	102	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	102	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	102	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of October 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2011, the Trust consisted of 88 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2011, the total amount of income received by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.1658, $0.1558, and $0.0835 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds were 55.34%, 55.23%, and 74.75%, respectively, from foreign sources. The total amount of taxes paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds was $0.0203, $0.0186, and $0.0131 per share, respectively.

For the fiscal year ended October 31, 2011, 100%, 68.79%, and 100% of the dividends paid from net investment company taxable income by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 64943.MF.MED.TMPL/12/2011 EQINTAR11 / 16.8K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,012	$1,967,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$112,017	Other attest services.

Tax Fees:

• PwC	$764,696	$773,417	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,312,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2011 and October 31, 2010 were approximately $800,696 and $885,434 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2011